                                                                   Exhibit 99.11

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[367,167,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-SL1




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [LASALLE BANK NATIONAL ASSOCIATION]
                                     TRUSTEE





                               JANUARY [17], 2005

                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES



The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

CUSIP OR ISIN
BBERG ID
DEAL NAME                                        MLMI 2006-SL1
ISSUER NAME
PARENT NAME
ORIGINAL CLASS BALANCE
CURRENT CLASS BALANCE
PORTFOLIO NAME
SECTOR
SETTLE DATE
COLLATERAL BALANCE                                               401,279,298.96
ORIGINAL # OF LOANS                                                       8,571
AVG. LOAN BALANCE                                                     46,818.26
INITIAL WAC                                                               9.760%
INITIAL WAM                                                                   5
REM. WAM                                                                    274
MOODY'S
S&P
FITCH
MOODY'S
S&P
FITCH
WA FICO                                                                     674
< 500                                                                      0.00%
< 550                                                                      0.00%
< 575                                                                      0.00%
< 600                                                                      1.56%
> 650                                                                     39.49%
> 700                                                                     69.62%
WA DTI                                                                    40.41%
> 40%                                                                     58.48%
> 45%                                                                     30.70%
WA LTV                                                                    97.92%
> 80                                                                      97.16%
> 90                                                                      90.26%
% IO                                                                       0.00%
IO FICO                                                                    0.00%
IO WITH FICO <575                                                          0.00%
IO TERM                                                                    0.00%
IO TERM %
IO LTV                                                                     0.00%
% 15 YR FIXED                                                              2.29%
%30 YR FIXED                                                              61.55%
% BALLOONS                                                                36.16%
40 YR                                                                      0.00%
2/28 HYBRIDS                                                               0.00%
3/27 HYBRIDS                                                               0.00%
5/25 HYBRIDS                                                               0.00%
<= 1/29 HYBRIDS                                                            0.00%
% 2ND LIEN                                                               100.00%
% SILENT 2NDS                                                              0.00%
MTA?                                                                       None
MTA LIMIT                                                                  None
NEGAM?                                                                     None
MI COMPANY                                                                 None
MI COVERAGE %                                                              0.00%

SINGLE FAMILY                                                           72.86%
2-4 FAMILY                                                               8.10%
CONDO                                                                    7.07%
CO-OP                                                                    0.00%
PUD                                                                     11.67%
MH                                                                       0.00%
OWNER                                                                   95.94%
SECOND HOME                                                              0.42%
INVESTOR                                                                 3.64%
REFI                                                                     6.06%
CASH OUT                                                                14.48%
PURCHASE                                                                79.46%
FULL DOC                                                                50.75%
REDUCED DOC                                                              0.00%
NO DOC                                                                  44.44%
STATE 1                                                                    CA
% STATE 1                                                               27.21%
STATE 2                                                                    FL
% STATE 2                                                                6.50%
STATE 3                                                                    TX
% STATE 3                                                                5.55%
STATE 4                                                                    NY
% STATE 4                                                                5.05%
SUB %
INITIAL OC %
TARGET OC % BEFORE STEPDOWN
TARGET OC % AFTER STEPDOWN
OTHER CE%
TOTAL CE %
INITIAL EXCESS INTEREST
ORIGNATORS 1                                                       OPTION ONE
% ORIGNATORS 1                                                          52.88%
ORIGNATORS 2                                                       ACCREDITED
% ORIGNATORS 2                                                          11.04%
ORIGNATORS 3
% ORIGNATORS 3
ISSUER CONTACT
ISSUER NUMBER
SERVICERS 1                                                    WILSHIRE(100.00%)
% SERVICERS 1
SERVICERS 2
% SERVICERS 2
SERVICERS 3
% SERVICERS 3
SERVICER CONTACT
SERVICER NUMBER
MASTER SERVICER
TRUSTEE
TRUSTEE CONTACT
TRUSTEE NUMBER
CREDIT RISK MANAGER
UNDERWRITER
DERIVATIVES
CREDIT COMMENTS

NEGAM
MAXIM OWNED
INTEX STRESS
TERM SHEET
HARD PROSSUP
ELECT. PROSSUP